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                                                                    EXHIBIT 25.1



                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

New York                                                    16-1057879
(Jurisdiction of incorporation                              (I.R.S. Employer
or organization if not a U.S.                               Identification No.)
national bank)

140 Broadway, New York, NY                                  10005-1180
(212) 658-1000                                              (Zip Code)
(Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                  140 Broadway
                          New York, New York 10005-1180
                               Tel: (212) 658-5167
            (Name, address and telephone number of agent for service)

                        VOICESTREAM WIRELESS CORPORATION
               (Exact name of obligor as specified in its charter)

            DELAWARE                               4812                        91-1983600
  (State or other jurisdiction)       Primary standard industrial          (I.R.S. employer
                                      classification code number)         identification No.)

                             3650 131ST AVENUE S.E.
                           BELLEVUE, WASHINGTON 98006
                                 (425) 653-4600
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                         11 1/2% Senior Notes due 2009
                         (Title of Indenture Securities)

                                     General
Item 1. General Information.

              Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervisory authority to which it is subject.

              State of New York Banking Department.

              Federal Deposit Insurance Corporation, Washington, D.C.

              Board of Governors of the Federal Reserve System,
              Washington, D.C.

       (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

Item 2. Affiliations with Obligor.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None

Item 16. List of Exhibits

Exhibit

T1A(i)                   (1)  Copy of the Organization Certificate of HSBC Bank
                              USA.

T1A(ii)                  (1)  Certificate of the State of New York Banking
                              Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                      Not applicable.

T1A(iv)                  (1)  Copy of the existing By-Laws of HSBC Bank USA as
                              adopted on January 20, 1994 as amended on October
                              23, 1997.

T1A(v)                        Not applicable.

T1A(vi)                  (2)  Consent of HSBC Bank USA required by Section
                              321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 1999), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                     Not applicable.

T1A(ix)                       Not applicable.


    (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

    (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 7th day of April, 2000.



                                             HSBC BANK USA


                                             By: /s/ Frank J. Godino
                                                 -------------------------------
                                                    Frank Godino
                                                    Vice President

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                                                               EXHIBIT T1A (vii)

                                                           Board of Governors of the Federal Reserve System
                                                           OMB Number: 7100-0036
                                                           Federal Deposit Insurance Corporation
                                                           OMB Number: 3064-0052
                                                           Office of the Comptroller of the Currency
                                                           OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL         Expires March 31, 2000

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                                                           [1] Please refer to page i,            1
                                                           Table of Contents, for
                                                           the required disclosure
                                                           of estimated burden.

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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1999         (19980930)
                                                           -----------
                                                           (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324      This report form is to be filed by banks with
(State member banks); 12 U.S.C. Section 1817 (State        branches and consolidated subsidiaries in U.S.
nonmember banks); and 12 U.S.C. Section 161 (National      territories and possessions, Edge or Agreement
banks).                                                    subsidiaries, foreign branches, consolidated foreign
                                                           subsidiaries, or International Banking Facilities.


NOTE: The Reports of Condition and Income must be         The Reports of Condition and Income are to be
signed by an authorized officer and the Report of         prepared in accordance with Federal regulatory
Condition must be attested to by not less than two        authority instructions.
directors (trustees) for State nonmember banks and
three directors for State member and National Banks.      We, the undersigned directors (trustees), attest to
                                                          the correctness of this Report of Condition
I,  Gerald A. Ronning, Executive VP & Controller          (including the supporting schedules) and declare
    ---------------------------------------------------   that it has been examined by us and to the best of
    Name and Title of Officer Authorized to Sign Report   our knowledge and belief has been prepared in
                                                          conformance with the instructions issued by the
of the named bank do hereby declare that these            appropriate Federal regulatory authority and is true
Reports of Condition and Income (including the            and correct.
supporting schedules) have been prepared in
conformance with the instructions issued by the
appropriate Federal regulatory authority and are
true to the best of my knowledge and believe.               /s/ Malcolm Burnett
                                                          ------------------------------------------------------
   /s/ Gerald A. Ronning                                  Director (Trustee)
-------------------------------------------------------
Signature of Officer Authorized to Sign Report              /s/ Bernard J. Kennedy
                                                          ------------------------------------------------------
             10/25/99                                     Director (Trustee)
-------------------------------------------------------
Date of Signature                                           /s/ Sal H. Alfieri
                                                          ------------------------------------------------------
                                                          Director (Trustee)

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 SUBMISSION OF REPORTS

 Each Bank must prepare its Reports of Condition and      For electronic filing assistance, contact EDS Call
 Income either:                                           report Services, 2150 N. Prospect Ave., Milwaukee,
                                                          WI 53202, telephone (800) 255-1571.

 (a) in electronic form and then file the computer
     data file directly with the banking agencies'        To fulfill the signature and attestation requirement
     collection agent, Electronic Data System             for the Reports of Condition and Income for this
     Corporation (EDS), by modem or computer              report date, attach this signature page to the
     diskette; or                                         hard-copy f the completed report that the bank
                                                          places in its files.

 b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

FDIC Certificate Number   00589
                          (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM                            HSBC Bank USA
-------------------------------------------------------   ------------------------------------------------------
     Primary Internet Web Address of Bank                 Legal Title of Bank (TEXT 9010)
     (Home Page), if any (TEXT 4087)
     (Example: www.examplebank.com)
                                                          Buffalo
                                                          ------------------------------------------------------
                                                          City (TEXT 9130)

                                                          N.Y.                                    14203
                                                          ------------------------------------------------------
                                                          State Abbrev. (TEXT 9200)   ZIP Code (TEXT 9220)

            Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation,
                                   Office of the Comptroller of the Currency

---------------------------------------------
FDIC Certificate Number     0  0   5   8  9
---------------------------------------------
                             (RCRI 9030)
---------------------------------------------

http://WWW.BANKING.US.HSBC.COM                             HSBC Bank USA
---------------------------------------------------------  ------------------------------------------------------
      Primary Internet Web Address of Bank (Home Page),    Legal Title of Bank (TEXT 9010) if any (TEXT 4087)
       (Example: www.examplebank.com)
                                                           Buffalo
                                                           ------------------------------------------------------
                                                           City (TEXT 9130)

                                                           N.Y.                                         14203
                                                           ------------------------------------------------------
                                                           State Abbrev. (TEXT 9200)         ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller
                                                  of the Currency

                           REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
HSBC Bank USA                             of Buffalo
----------------------------------------------------
  Name of Bank                               City

in the state of New York, at the close of business September 30, 1999


ASSETS

                                                                                                Thousands of dollars
Cash and balances due from depository institutions:
   Non-interest-bearing balances currency and coin                                                 $    866,729
   Interest-bearing balances                                                                          2,218,984
   Held-to-maturity securities                                                                             --
   Available-for-sale securities                                                                      3,287,909
   Federal funds sold and securities purchased under agreements to resell                             2,141,850
Loans and lease financing receivables:
   Loans and leases net of unearned income                                      $ 23,445,713
   LESS: Allowance for loan and lease losses                                         358,494
   LESS: Allocated transfer risk reserve                                                --
   Loans and lease, net of unearned income, allowance, and reserve                                 $ 23,087,219
   Trading assets                                                                                       979,022
   Premises and fixed assets (including capitalized leases)                                             197,729
Other real estate owned                                                                                   1,875
Investments in unconsolidated subsidiaries and associated companies                                           -
Customers' liability to this bank on acceptances outstanding                                            207,284
Intangible assets                                                                                       482,189
Other assets                                                                                            687,563
Total assets                                                                                         34,158,353

LIABILITIES

Deposits:
   In domestic offices                                                                               21,813,324
   Non-interest-bearing                                                            2,688,117
   Interest-bearing                                                               19,125,207
In foreign offices, Edge and Agreement subsidiaries, and IBFs                                         6,215,704
   Non-interest-bearing                                                                 --
   Interest-bearing                                                                6,215,704

Federal funds purchased and securities sold under agreements to repurchase                            1,277,936
Demand notes issued to the U.S. Treasury                                                                 81,541
Trading Liabilities                                                                                      56,045
Other borrowed money (including mortgage indebtedness and obligations under capitalized leases):
   With a remaining maturity of one year or less                                                        721,040
   With a remaining maturity of more than one year through three years                                   65,932
   With a remaining maturity of more than three years                                                   236,298
Bank's liability on acceptances executed and outstanding                                                207,284
Subordinated notes and debentures                                                                       698,215
Other liabilities                                                                                       576,673
Total liabilities                                                                                    31,949,992

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                              --
Common Stock                                                                                            205,000
Surplus                                                                                               1,988,948
Undivided profits and capital reserves                                                                   46,167
Net unrealized holding gains (losses) on available-for-sale securities                                  (31,754)
Accumulated net gain (losses) on cash flow hedges                                                          --
Cumulative foreign currency translation adjustments                                                        --
Total equity capital                                                                                  2,208,361
Total liabilities and equity capital                                                                 34,158,353